                                                                    EXHIBIT 99.8


CASE NAME:         KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS

CASE NUMBER:       401-40789-BJH-11

JUDGE:             BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ JOSEPH P. TOMCZAK                                        TREASURER
---------------------------------------          -------------------------------
Original Signature of Responsible Party                        Title

JOSEPH P. TOMCZAK                                          MAY 29, 2001
---------------------------------------          -------------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ DENNIS S. FAULKNER                                 DEBTOR'S ACCOUNTANT
---------------------------------------          -------------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                         MAY 29, 2001
---------------------------------------          -------------------------------
Printed Name of Preparer                                       Date

CASE NAME:         KEVCO DISTRIBUTION, LP                      ACCRUAL BASIS - 1

CASE NUMBER:       401-40789-BJH-11


COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED          MONTH           MONTH          MONTH
ASSETS                                                             AMOUNT          FEB-01          MAR-01         APR-01
------                                                           ---------         ------          ------         ------

1.       Unrestricted Cash (FOOTNOTE)                                41,421          41,529           1,483               0
2.       Restricted Cash
3.       Total Cash                                                  41,421          41,529           1,483               0
4.       Accounts Receivable (Net)                               17,545,859      15,536,486       7,470,433       2,323,242
5.       Inventory                                               27,611,039      21,704,255      19,390,060      19,661,390
6.       Notes Receivable
7.       Prepaid Rent                                               236,697         236,245         236,093         236,093
8.       Other (Attach List)                                        303,392         397,801         464,235         261,378
9.       Total Current Assets                                    45,738,408      37,916,316      27,562,304      22,482,103
10.      Property, Plant & Equipment                             22,049,500      22,050,042      22,049,500      22,047,961
11.      Less: Accumulated Depreciation/Depletion                (6,151,901)     (6,316,718)     (6,485,448)     (6,654,425)
12.      Net Property, Plant & Equipment                         15,897,599      15,733,324      15,564,052      15,393,536
13.      Due From Insiders
14.      Other Assets - Net of Amortization (Attach List)         5,741,869       6,153,746       6,153,746       6,153,746
15.      Other (Attach List)                                    100,961,429     108,257,291     116,823,646     120,511,198
16.      Total Assets                                           168,339,305     168,060,678     166,103,748     164,540,583

POST PETITION LIABILITIES

17.      Accounts Payable                                                         2,173,714       3,073,468       4,274,725
18.      Taxes Payable                                                              693,679         761,086         755,087
19.      Notes Payable
20.      Professional Fees
21.      Secured Debt
22.      Other (Attach List)                                                      5,176,106       3,742,032       3,295,878
23.      Total Post Petition Liabilities                                          8,043,499       7,576,586       8,325,690

PRE PETITION LIABILITIES

24.      Secured Debt (FOOTNOTE)                                 75,885,064      63,113,388      63,113,388      41,900,067
25.      Priority Debt (FOOTNOTE)                                 1,412,879
26.      Unsecured Debt                                          19,966,456      19,418,510      19,418,510      19,418,510
27.      Other (Attach List)                                    243,205,150     244,090,104     244,988,081     244,988,081
28.      Total Pre Petition Liabilities                         340,469,549     326,622,002     327,519,979     306,306,658
29.      Total Liabilities                                      340,469,549     334,665,501     335,096,565     314,632,348

EQUITY

30.      Pre Petition Owners' Equity                                           (172,130,244)   (172,130,244)   (172,130,244)
31.      Post Petition Cumulative Profit Or (Loss)                               (5,525,420)     (7,913,414)    (10,225,683)
32.      Direct Charges To Equity (FOOTNOTE)                                     11,050,841      11,050,841      32,264,162
33.      Total Equity                                                          (166,604,823)   (168,992,817)   (150,091,765)
34.      Total Liabilities and Equity                                           168,060,678     166,103,748     164,540,583

 This form  x  does     does not have related footnotes on Footnotes Supplement.
           ---      ---

CASE NAME:         KEVCO DISTRIBUTION, LP                      SUPPLEMENT TO

CASE NUMBER:       401-40789-BJH-11                          ACCRUAL BASIS - 1



COMPARATIVE BALANCE SHEET

                                                                SCHEDULED       MONTH         MONTH         MONTH
ASSETS                                                           AMOUNT        FEB-01        MAR-01        APR-01
------                                                          ---------      ------        ------        ------

A.       Inventory Vendor Deposit                                130,000       224,409       224,409
B.       Leased Facility Deposit                                 173,392       173,392       173,392       173,392
C.       Miscellaneous Prepaids                                                               66,434        87,986
D.
E.

TOTAL OTHER ASSETS - LINE 8                                      303,392       397,801       464,235       261,378

A.       Goodwill: Shepherd Products                           5,223,119     5,159,370     5,159,370     5,159,370
B.       Goodwill: DARCO                                         518,750       512,500       512,500       512,500
C.       Capitalized Lease (FOOTNOTE)                                          481,876       481,876       481,876
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14              5,741,869     6,153,746     6,153,746     6,153,746


A.       Intercompany Receivables (FOOTNOTE)                 100,961,429   108,257,291   116,823,646   120,511,198
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                 100,961,429   108,257,291   116,823,646   120,511,198


POST PETITION LIABILITIES

A.       Accrued Liabilities (FOOTNOTE)                                        497,125     1,474,584     1,028,743
B.       Long Term Leases (FOOTNOTE)                                         1,139,156     1,137,805     1,137,492
C.       Accrued Interest: Bank                                                  9,667         9,667         9,667
D.       Payroll                                                             3,530,159     1,119,976     1,119,976
E.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22                              5,176,106     3,742,032     3,295,878

PRE PETITION LIABILITIES
A.       Interco.Payables (FOOTNOTE)                         114,705,150   115,590,104   116,488,081   116,488,081
B.       10 3/8% Senior Sub. Notes                           105,000,000   105,000,000   105,000,000   105,000,000
C.       Sr. Sub. Exchangeable Notes                          23,500,000    23,500,000    23,500,000    23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27               243,205,150   244,090,104   244,988,081   244,988,081

CASE NAME:         KEVCO DISTRIBUTION, LP                    ACCRUAL BASIS - 2

CASE NUMBER:       401-40789-BJH-11

INCOME STATEMENT

                                                       MONTH            MONTH           MONTH        QUARTER
REVENUES                                              FEB-01           MAR-01          APR-01         TOTAL
--------                                              ------           ------          ------        -------
1.       Gross Revenues                             17,801,959       8,576,929       2,591,757      28,970,645
2.       Less: Returns & Discounts                    (761,691)       (491,194)       (244,846)     (1,497,731)
3.       Net Revenue                                17,040,268       8,085,735       2,346,911      27,472,914

COST OF GOODS SOLD

4.       Material                                   15,875,204       7,502,620       2,907,772      26,285,596
5.       Direct Labor                                  990,318         624,450         235,336       1,850,104
6.       Direct Overhead                             1,083,604          12,500         108,625       1,204,729
7.       Total Cost Of Goods Sold                   17,949,126       8,139,570       3,251,733      29,340,429
8.       Gross Profit                                 (908,858)        (53,835)       (904,822)     (1,867,515)

OPERATING EXPENSES

9.       Officer / Insider Compensation                 14,885          15,592          17,655          48,132
10.      Selling & Marketing                            24,064           6,497           8,253          38,814
11.      General & Administrative                       63,447          90,336         198,663         352,446
12.      Rent & Lease                                  526,422         286,646         308,180       1,121,248
13.      Other (Attach List)                         1,716,678         865,376         704,241       3,286,295
14.      Total Operating Expenses                    2,345,496       1,264,447       1,236,992       4,846,935
15.      Income Before Non-Operating
         Income & Expense                           (3,254,354)     (1,318,282)     (2,141,814)     (6,714,450)

OTHER INCOME & EXPENSES

16.      Non-Operating Income (Att List)
17.      Non-Operating Expense (Att List)            2,029,261         897,977                       2,927,238
18.      Interest Expense                                2,828           3,006           1,477           7,311
19.      Depreciation / Depletion                      238,977         168,729         168,978         576,684
20.      Amortization
21.      Other (Attach List)
22.      Net Other Income & Expenses                (2,271,066)     (1,069,712)       (170,455)     (3,511,233)

REORGANIZATION EXPENSES

23.      Professional Fees
24.      U.S. Trustee Fees
25.      Other (Attach List)
26.      Total Reorganization Expenses
27.      Income Tax
28.      Net Profit (Loss)                          (5,525,420)     (2,387,994)     (2,312,269)    (10,225,683)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO DISTRIBUTION, LP                       SUPPLEMENT TO

CASE NUMBER:       401-40789-BJH-11                           ACCRUAL BASIS - 2


INCOME STATEMENT

                                                  MONTH           MONTH           MONTH        QUARTER
OPERATING EXPENSES                               FEB-01          MAR-01          APR-01         TOTAL
------------------                               ------          ------          ------        -------

A.       Payroll & Employee Benefits             918,390         208,836         256,889       1,384,115
B.       Insurance                               267,714         259,019         199,134         725,867
C.       Utilities & Telephone                   226,150         244,174         188,205         658,529
D.       Taxes                                   304,424         153,347          60,013         517,784
E.
       TOTAL OTHER OPERATING
         EXPENSES - LINE 13                    1,716,678         865,376         704,241       3,286,295

OTHER INCOME & EXPENSES

A.
B.
C.
D.
E.
        TOTAL NON-OPERATING
         INCOME - LINE 16

A.       Interco. Asset Charge                   216,507                                         216,507
B.       Interco. Management Fee                 211,855         118,950                         330,805
C.       Interco. Royalty Fee                    565,996         282,998                         848,994
D.       Interco. Interest Expense               992,059         496,029                       1,488,088
E.       Accrued Liabilities                      42,844                                          42,844
        TOTAL NON-OPERATING
         EXPENSE - LINE 17                     2,029,261         897,977                       2,927,238

A.
B.
C.
D.
E.
  TOTAL OTHER EXPENSE - LINE 21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.
           TOTAL OTHER
   REORGANIZATION EXPENSES -
            LINE 25

CASE NAME:         KEVCO DISTRIBUTION, LP                     ACCRUAL BASIS - 3

CASE NUMBER:       401-40789-BJH-11

CASH RECEIPTS AND                                 MONTH           MONTH           MONTH        QUARTER
DISBURSEMENTS                                    FEB-01          MAR-01          APR-01         TOTAL
-----------------                                ------          ------          ------        -------

1.       Cash - Beginning Of Month              SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.       Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.        Pre Petition
4.        Post Petition
5.        Total Operating Receipts

NON-OPERATING RECEIPTS

6.        Loans & Advances (Attach List)
7.        Sale of Assets
8.        Other (Attach List)
9.        Total Non-Operating Receipts
10.       Total Receipts
11.       Total Cash Available

OPERATING DISBURSEMENTS

12.       Net Payroll
13.       Payroll Taxes Paid
14.       Sales, Use & Other Taxes Paid
15.       Secured / Rental / Leases
16.       Utilities
17.       Insurance
18.       Inventory Purchases
19.       Vehicle Expenses
20.       Travel
21.       Entertainment
22.       Repairs & Maintenance
23.       Supplies
24.       Advertising
25.       Other (Attach List)
26.       Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.       Professional Fees
28.       U.S. Trustee Fees
29.       Other (Attach List)
30.       Total Reorganization Expenses
31.       Total Disbursements
32.       Net Cash Flow
33.       Cash - End of Month


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO DISTRIBUTION, LP       SUPPLEMENT TO ACCRUAL BASIS - 3
                                                APRIL, 2001
CASE NUMBER:       401-40789-BJH-11             CASH RECEIPTS AND DISBURSEMENTS

                                               DIST LP         MFG         MGMT          HOLDING     COMP    KEVCO INC    TOTAL
                                               -------         ---         ----          -------     ----    ---------    -----

 1     CASH-BEGINNING OF MONTH                   1,483       (95,242)   26,213,696        5,010      6,050     1,000    26,131,997

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                              121,372            --                                                       121,372
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                             61,354            --                                                        61,354
 4     POST PETITION                         7,225,297     4,705,194                                                    11,930,491

 5     TOTAL OPERATING RECEIPTS              7,408,023     4,705,194            --           --         --        --    12,113,217

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                           --                                                            --
 7     SALE OF ASSETS                           38,500     7,012,936                                                     7,051,436
 8     OTHER                                   171,186            --        87,708           --         --        --       258,894
        INTERCOMPANY TRANSFERS              (4,591,461)   (2,381,789)    6,973,250           --         --                      --
               SALE EXPENSE REIMBURSEMENT
               LIFE INSURANCE CASH VALUE       152,493
               RENT                             16,000
               TAX REFUND                        2,693
               MISC.                                                                                    --
               INTEREST INCOME                                              87,708

 9     TOTAL NON OPERATING RECEIPTS         (4,381,775)    4,631,147     7,060,958           --         --        --     7,310,330

10     TOTAL RECEIPTS                        3,026,248     9,336,341     7,060,958           --         --        --    19,423,547

11     CASH AVAILABLE                        3,027,731     9,241,099    33,274,654        5,010      6,050     1,000    45,555,544

   OPERATING DISBURSEMENTS
12     NET PAYROLL                             500,771       560,149       112,437                                       1,173,357
13     PAYROLL TAXES PAID                                         --       524,486                                         524,486
14     SALES, USE & OTHER TAXES PAID             9,429           770                                                        10,199
15     SECURED/RENTAL/LEASES                   496,959       130,335        71,718                                         699,012
16     UTILITIES                               100,185        88,360       211,235                                         399,780
17     INSURANCE                                 6,099            --       597,388                                         603,487
18     INVENTORY PURCHASES                   1,269,266     1,178,079                                                     2,447,345
19     VEHICLE EXPENSE                          64,627        10,109                                                        74,736
20     TRAVEL                                   21,689        12,853           643                                          35,185
21     ENTERTAINMENT                                --           369                                                           369
22     REPAIRS & MAINTENANCE                     2,617        19,292         2,790                                          24,699
23     SUPPLIES                                  9,375        40,685                                                        50,060
24     ADVERTISING                                                --            --                                              --
25     OTHER                                   546,714     7,266,715    15,367,241           --         --        --    23,180,670
             LOAN PAYMENTS                     324,609     7,012,936    15,000,000                                      22,337,545
               FREIGHT                          97,953       152,540                                                       250,493
               CONTRACT LABOR                      617         1,976        31,937                                          34,530
               401 K PAYMENTS                                     --       157,719                                         157,719
               PAYROLL TAX ADVANCE ADP                                                                                          --
               WAGE GARNISHMENTS                                                                                                --
               MISC.                           123,535        99,263       177,585                                         400,383

26     TOTAL OPERATING DISBURSEMENTS         3,027,731     9,307,716    16,887,938           --         --        --    29,223,385

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                          --       492,647                                         492,647
28     US TRUSTEE FEES                                            --                                                            --
29     OTHER                                                                                                                    --
30     TOTAL REORGANIZATION EXPENSE                 --            --       492,647           --         --        --       492,647

31     TOTAL DISBURSEMENTS                   3,027,731     9,307,716    17,380,585           --         --        --    29,716,032

32     NET CASH FLOW                            (1,483)       28,625   (10,319,627)          --         --        --   (10,292,485)

33     CASH- END OF MONTH                           --       (66,617)   15,894,069        5,010      6,050     1,000    15,839,512

CASE NAME:         KEVCO DISTRIBUTION, LP                     ACCRUAL BASIS - 4

CASE NUMBER:       401-40789-BJH-11

                                               SCHEDULED         MONTH          MONTH          MONTH
ACCOUNTS RECEIVABLE AGING                       AMOUNT          FEB-01         MAR-01         APR-01
-------------------------                      ---------        ------         ------         ------

1.   0 - 30                                                   14,608,699      4,662,400      1,132,282
2.   31 - 60                                                     927,787      2,418,683        733,972
3.   61 - 90                                                                    389,350        456,988
4.   91 +
5.   Total Accounts Receivable                 17,545,859     15,536,486      7,470,433      2,323,242
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                 17,545,859     15,536,486      7,470,433      2,323,242

AGING OF POST PETITION                                    MONTH:   APRIL-01
TAXES AND PAYABLES                                              ----------------

                                    0 - 30            31 - 60           61 - 90            91 +
TAXES PAYABLE                        DAYS               DAYS              DAYS             DAYS             TOTAL
-------------                       ------            -------           --------          -----             -----

1.   Federal
2.   State
3.   Local
4.   Other (See Below)
5.   Total Taxes Payable
6.   Accounts Payable (FOOTNOTE)   1,123,035          779,992          2,035,448                          3,938,475

                                                          MONTH:   APRIL-01
STATUS OF POST PETITION TAXES                                   ---------------

                                     BEGINNING TAX     AMOUNT WITHHELD                         ENDING TAX
FEDERAL                               LIABILITY *       AND/OR ACCRUED      (AMOUNT PAID)       LIABILITY
-------                              -------------     ---------------      -------------      -----------
1.   Withholding **                                         98,029            (98,029)
2.   FICA - Employee **                                     53,076            (53,076)
3.   FICA - Employer **                                     53,076            (53,076)
4.   Unemployment                                              727               (727)
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                   204,908           (204,908)

STATE AND LOCAL

8.   Withholding                                            20,984            (20,984)
9.   Sales (FOOTNOTE)                   12,093                                 (5,998)             6,095
10.  Excise
11.  Unemployment                                            2,339             (2,339)
12.  Real Property (FOOTNOTE)          748,992                                                   748,992
13.  Personal Property
14.  Other (Attach List)                                    24,879            (24,879)
15.  Total State And Local             761,085              48,202            (54,200)           755,087
16.  Total Taxes                       761,085             253,110           (259,108)           755,087

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO DISTRIBUTION, LP                    ACCRUAL BASIS - 5


CASE NUMBER:       401-40789-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH:    APRIL-01
                                                             ------------------

BANK RECONCILIATIONS                                 Account # 1      Account # 2
--------------------                                 -----------      -----------

A.    BANK:                                                                            Other Accounts
B.    ACCOUNT NUMBER:                                                                   (Attach List)        TOTAL
C.    PURPOSE (TYPE):
1.    Balance Per Bank Statement
2.    Add: Total Deposits Not Credited
3.    Subtract: Outstanding Checks
4.    Other Reconciling Items
5.    Month End Balance Per Books
6.    Number of Last Check Written


INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER                DATE OF PURCHASE       TYPE OF INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
---------------------------                ----------------       ------------------        --------------        -------------

7.
8.
9.
10.   (Attach List)
11.   Total Investments

CASH

12.   Currency On Hand
13.   Total Cash - End of Month


This form     does x  does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:         KEVCO DISTRIBUTION, LP                     ACCRUAL BASIS - 6

CASE NUMBER:       401-40789-BJH-11                      MONTH:     APRIL-01
                                                               ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                           TYPE OF           AMOUNT         TOTAL PAID
             NAME                          PAYMENT            PAID           TO DATE
             ----                          -------           ------         ----------
1.     Martin, Steve                       Payroll          17,365            47,134
2.     Martin, Steve                       Exp. Reimb.         290               998
3.
4.
5.     (Attach List)
6.     Total Payments To Insiders                           17,655            48,132

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                    TOTAL
                                         AUTHORIZED       AMOUNT        AMOUNT      TOTAL PAID        INCURRED
             NAME                         PAYMENT        APPROVED        PAID        TO DATE         & UNPAID *
             ----                       -----------      --------       ------      ----------       ----------

1.
2.
3.
4.
5.     (Attach List)
6.     Total Payments To Professionals

   * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                               SCHEDULED       AMOUNTS            TOTAL
                                                MONTHLY          PAID             UNPAID
                                                PAYMENTS        DURING             POST
             NAME OF CREDITOR                     DUE           MONTH            PETITION
             ----------------                  ---------       -------           --------

1.     Bank of America (FOOTNOTE)                             21,213,321       41,900,067
2.     Leases Payable (FOOTNOTE)                                       Not Available
3.
4.
5.     (Attach List)
6.     TOTAL                                                  21,213,321       41,900,067



This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO DISTRIBUTION, LP                   ACCRUAL BASIS - 7

CASE NUMBER:       401-40789-BJH-11                   MONTH:      APRIL-01
                                                            --------------------

QUESTIONNAIRE

                                                                                          YES       NO
                                                                                          ---       --
1.   Have any Assets been sold or transferred outside the normal course of business
     this reporting period?                                                                         x
2.   Have any funds been disbursed from any account other than a debtor
     in possession account?                                                                         x
3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related
     parties?                                                                              x
4.   Have any payments been made on Pre Petition Liabilities this reporting period?        x
5.   Have any Post Petition Loans been received by the debtor from any party?                       x
6.   Are any Post Petition Payroll Taxes past due?                                                  x
7.   Are any Post Petition State or Federal Income Taxes past due?                                  x
8.   Are any Post Petition Real Estate Taxes past due?                                              x
9.   Are any other Post Petition Taxes past due?                                                    x
10.  Are any amounts owed to Post Petition creditors delinquent?                                    x
11.  Have any Pre Petition Taxes been paid during the reporting period?                             x
12.  Are any wage payments past due?                                                                x

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                          YES       NO
                                                                                          ---       --

1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                  x
2.   Are all premium payments paid current?                                                x
3.   Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY                   CARRIER                     PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
    --------------                   -------                     --------------        --------------------------
Property                         Lexington, Allianz             5/29/00-5/29/01        Annual            $286,600
Group Health                     Blue Cross/Blue Shield          Self Insured          Annual          $1,504,861
Auto                             Liberty Mutual                  9/1/00-9/1/01         Annual            $250,245
General Liability                Liberty Mutual                  9/1/00-9/1/01         Annual            $313,520
Umbrella                         National Union                  6/1/00-9/1/01         Annual            $103,349
Workers Compensation             Liberty Mutual                  9/1/00-9/1/01         Annual            $944,320
Marine Cargo                     Firemans Fund                   9/1/00-9/1/01         Annual              $6,000


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO DISTRIBUTION, LP

CASE NUMBER:       401-40789-BJH-11


                                                    MONTH:    APRIL 30, 2001
                                                          ---------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS


ACCRUAL
BASIS
FORM     LINE
NUMBER   NUMBER               FOOTNOTE / EXPLANATION
------   ------               ----------------------

1        1        Pursuant to the February 12, 2001 Order (1) Authorizing
3        1        Continued Use of Existing Forms and Records; (2) Authorizing
                  Maintenance of Existing Corporate Bank Accounts and Cash
                  Management System; and (3) Extending Time to Comply with 11
                  U.S.C. Section 345 Investment Guidelines, funds in the Bank of
                  America and Key Bank deposit accounts are swept daily into
                  Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of,
                  Kevco Management Co. (co-debtor, Case No. 401-40788-BJH-11).
                  Accordingly, all cash receipts and disbursements flow through
                  Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to
                  Accrual Basis -3. Debtor maintains several small petty cash accounts for use by its operating divisions that are included in the cash supplement schedule.

1        14C      Debtor has capitalized certain long-term property leases in
1        22B      accordance with Generally Accepted Accounting Principles. The asset "Capitalized Lease" was inadvertently omitted from
                  Debtor's Schedules. The liabilities were not included in
                  Debtor's Schedules although the leases were included in
                  Schedule G.

1        15A      Intercompany receivables/payables are from/to co-debtors Kevco
1        27A      Management Co. (Case No. 401-40788-BJH-11), Kevco
7        3        Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding,
                  Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                  401-40787-BJH-11), Kevco GP, Inc. (Case No. 401-40786-BJH-11),
                  Kevco Components, Inc. (Case No. 401-40790-BJH-11), and Kevco,
                  Inc. (Case No. 401-40783-BJH-11).

1        22A      The Debtor records on its books accruals for certain
                  liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition
                  "Accrued Liabilities."

PAGE 2

ACCRUAL
BASIS
FORM     LINE
NUMBER   NUMBER               FOOTNOTE / EXPLANATION
------   ------               ----------------------

1         24      (A) Pursuant to an Asset Purchase Agreement approved by the
6         1       Court on February 23, 2001 and effective as of the same date
7         4       among Kevco, Inc., Kevco Manufacturing, LP, Wingate Management
                  Co. II, LP and Adorn, LLC, certain assets and liabilities of
                  Design Components, a division of Kevco Manufacturing, were transferred to Adorn, LLC. At the effective date of purchase,
                  Buyer assumed certain executory contracts, approximately $1.6 million of debtor's unsecured pre-petition liabilities. $3.5 million of accounts receivable, $5 million of inventory and
                  $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender,
                  thereby reducing pre-petition secured debt. Kevco, Inc.'s
                  report reflects the transaction detail (see Footnote 1,32).

                  (B) Pursuant to an Asset Purchase Agreement approved by the Court on April 3, 2001 and effective as of the same date among Universal Forest Products Eastern Division, Inc. and Kevco
                  Manufacturing, LP, Universal purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of Kevco Manufacturing, LP. Approximately $7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                 (C) Debtor paid $15 million from available cash during April to Bank of America to reduce pre-petition secured debt.

1         25      Pursuant to Order dated February 12, 2001 and Supplemental
                  Order dated March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued
                  vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

1         32      The direct charges to equity are due to secured debt
                  reductions pursuant to sales of two of Kevco Manufacturing,
                  LP's operating divisions (Design Components and Sunbelt Wood), as well as a direct cash payment of $15 million (see footnote
                  1,24). The secured debt owed to Bank of America by Kevco, Inc.
                  (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.
                  Kevco, Inc.'s report will reflect the cash portion of the
                  transaction.

4         6       The amounts in the 61-90 day aging column of Accounts Payable are inflated due to wire transfer payments that have not yet been applied to invoices.

4         9       Sales tax owing is an accrual only and not yet due. Some of
4         12      the property taxes payable may be pre-petition. Once they
                  are identified, the monthly operating report will be adjusted.

6         2       The Debtor is the lessee on hundreds of real and personal
                  property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease
                  payments are reflected in the Debtor's accounts payable
                  system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest
                  desires specific information about any specific lease, the
                  Debtor will provide such information upon request.